FTE Networks Provides Shareholder Update

New York, NY, September 12, 2019 — FTE Networks, Inc. (NYSE American: FTNW) (“FTE” or the “Company”), today issued a letter to FTE shareholders regarding the Company’s efforts and progress since the completion of its debt restructuring in July 2019. The full text of the letter from President and Interim CEO Fred Sacramone follows.

Dear Fellow Shareholders:

The Company has been expending significant efforts on many fronts to bring the Company current in its filings under the Securities Exchange Act of 1934, as amended. Management has been assisting outside counsel and consultants with the internal investigation of certain actions that was requisitioned by our Board of Directors and announced in a Form 8-K on March 22, 2019, preparing the restated financial statements for our 2016 and 2017 fiscal years and the financial statements for our 2018 fiscal year, and working with our outside auditors in their audit of such financial statements. Most importantly, we have been preparing the amended and most recent annual reports on Form 10-K and quarterly reports on Form 10-Q that will be filed with the Securities and Exchange Commission (the “SEC”) to make those financial statements available to the public and to include other disclosures that are required by the applicable federal securities laws. This has been a major effort on the part of management and we currently expect to make those filings with the SEC in the fourth quarter of this year.

Additionally, the Company is currently exploring various strategic alternatives that would improve the Company’s long-term financial health and operational effectiveness and address important legal issues resulting from certain actions taken by prior management, including but not limited to, additional financial and operational restructurings, sale or disposition of assets, and reviewing our legal remedies to recover funds and assets.

We appreciate the support and patience of all of the Company’s stakeholders as we continue our efforts to bring FTE Networks in full compliance with its required filings and improve our operating performance. We believe the completion of those filings will be the start of a more robust communications effort on the part of the Company and will continue to share pertinent information as we work towards improving and streamlining our business operations to promote growth in our revenues and profitability.

Sincerely,

Fred Sacramone

President & Interim CEO

About FTE Networks, Inc.

FTE Networks, Inc. (“FTNW”) is a full-service provider of construction management and general contracting services to the interior construction market through its Benchmark Builders subsidiary. Benchmark provides innovative solutions to the construction process and strives to achieve high-quality and timely delivery of projects for its clients. FTE’s Crosslayer and Juscom divisions provide technology solutions for smart building platforms, edge computing and network infrastructure solutions for residential and commercial properties.

Forward-Looking Statements

This release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements can be identified by the use of forward-looking terminology such as “believe,” “will,” “intends,” “expects,” and may include statements regarding matters that involve known or unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to differ materially from results expressed or implied by this release. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and market trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. These risk factors and others are included from time to time in documents we file with the Securities and Exchange Commission, including but not limited to, our Form 10-K’s, Form 10-Q’s and Form 8-K’s. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Accordingly, you should not place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

For more information, please contact:

Corporate Contact:

FTE Networks, Inc.

237 W. 35th Street, Suite 601

New York, NY 10001

(877) 850-4308

ir@ftenet.com

NYSE American: FTNW